MULTIMEDIA GAMES™

MGAM: NASDAQ

Investor Presentation

October 2010

Safe Harbor

In addition to historical facts or statements of current conditions, this presentation contains forward-looking statements that involve risks and uncertainties within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements reflect Multimedia Games, Inc.'s ("Company") current expectations and beliefs but are not guarantees of future performance. As such actual results may vary materially from expectations.

The Company's ability to enter into any new jurisdiction, sell new products, and/or consummate any potential transaction is subject to regulatory approval, licensing requirements, and other possible factors beyond the Company's control. Any dates included in this presentation should be considered target dates only, actual dates may vary materially from expectations.

Additional risks and uncertainties associated with the forward-looking statements are described in the Company's filings with the Securities and Exchange Commission, including the Company's reports on Form 10-K and 10-Q. The Company assumes no obligation to publicly update or revise any forward-looking statements.

Company Overview

- **Multimedia Games has undergone three distinct phases in the last 12 years**
  - Phase I – Electronic Bingo and Class II products drive growth
  - Phase II – Revenue share placements of third party Class III product while broadening strategy to include additional products/markets
  - Phase III (today) – Focus on improving Class II products and enter major Class III markets with proprietary products*
- **Placements, products and technology**
  - Over 14,500 gaming units placed on revenue share model
  - History of Class II market support with growing game library
  - Emerging Class III product portfolio with increasing placements in targeted markets
  - Contract with New York Lottery to operate state's central determinant system until 2017
  - Proprietary technology protected by 47 issued patents and 43 patents pending

MULTIMEDIA GAMES

*Subject to Regulatory Approval

Recent Developments

- Recently concluded strategic review process
- Patrick Ramsey appointed President and CEO
  - Joined MGAM in September 2008 as COO
  - Leading Company's execution of strategic plan
- Reduced outstanding borrowings by $15.0 million in September 2010 quarter
  - Represents approximate 25% debt reduction
  - $34.6 million in cash as of August 31, 2010, prior to debt reduction
- First field trials of Class 3 product initiated in MS and LA
- All electronic bingo machines in Alabama shut down as of August 9, 2010
- Aqueduct contract awarded to operator
  - Incremental revenues expected in fiscal Q4 F2011

Installed Base of Revenue Share Units

Q3 F2010 revenue of $29.1 million

Washington

C3 Video Lottery Systems
1,876 units
C2 – 172 units
17% Q3 F2010 revs

Oklahoma

C3 – 5,769 units
C2 – 1,272 units
61% Q3 F2010 revs

Mexico

Electronic Bingo
5,093 units
7% Q3 F2010 revs



New York

VLT Central Sys. supports ~ 12,500 VLT units
C2 – 611 units
10% Q3 F2010 revs

Rhode Island

C3
66 units

Other

C2 – 300 units
C3 – 16 units
5% Q3 F2010 revs

- ~14,500 units installed in recurring revenue model (excludes WA placements)
- More than 740 proprietary C3 titles installed
- Operate NY Lottery VLT Central System

Figures as of 6/30/10

Alabama represented 4% of F3Q10 revenue

Growth Strategy

- Continue to expand portfolio of Class II games and technology
  - New games showing improved performance in Oklahoma
  - Upside potential in WPU performance improvements within current installed base and growing market share
- Grow Class III portfolio and target major commercial markets
  - Installations in MN and CA are outperforming floor averages
  - Field trials underway in both Mississippi and Louisiana*
  - New product introductions and demonstrations planned for G2E 2010 in November
- Leverage CD strength outside NY Lottery
- Invest in R&D to accelerate growth

** Subject to Regulatory Approval - Actual Dates May Vary*

Licensing Progress*

- **Mississippi**
  - Mississippi Gaming Commission granted Multimedia Games a manufacturer/distributor license in December 2009
  - Full sales and marketing efforts launched in Q3 F2010
  - Initial field trials now underway in one casino
- **Louisiana**
  - Louisiana Gaming Control Board granted Multimedia Games a manufacturer/supplier license in June 2010
  - Full sales and marketing efforts launched in Q3 F2010
  - Initial field trials now underway in two casinos
- **Other markets**
  - 93 total gaming licenses currently issued
  - 12 additional licenses currently pending

MULTIMEDIA GAMES

** Subject to Regulatory Approval - Actual Dates May Vary*

Unit Sales Market Opportunity*

621 proprietary games sold as of Q3 F2010 ended 6/30/10



518
8
10
85
Field trials currently underway
Near-term opportunity
Mid-term opportunity
Long-term opportunity

	Current Supply (1)	Future Supply ('09-'11)(2)	Total
California (tribal)	65,300	10,500	75,800
Florida	29,800	2,600	32,400
Louisiana	29,100	0	29,100
Minnesota	21,800	0	21,800
Mississippi	41,000	2,933	43,933
NY (tribal)	24,400	0	24,400
Wisconsin	16,400	460	16,860
			244,293

	Current Supply (1)	Future Supply ('09-'11) (2)	Total
Connecticut	13,700	0	13,700
Iowa	20,700	0	20,700
Michigan	27,700	5,000	32,700
Nevada	202,300	9,047	211,347
			278,447

NOTE: CA forecast represents new games authorized by US District Court and IL represents VLTs covered by pending legislation, both of which are subject to licensing and regulatory approval. NY forecast excludes Aqueduct.

	Current Supply (1)	Future Supply ('09-'11) (2)	Total
Colorado	20,200	0	20,200
Illinois	13,900	35,000	48,900
Indiana	23,100	1,162	24,262
Missouri	18,000	2,300	20,300
New Jersey	37,400	0	37,400
New Mexico	16,000	0	16,000
			167,062

MULTIMEDIA GAMES

(1) Approximate based on state gaming commissions and various market surveys

(2) Figures from 4/8/09 JP Morgan research report "Our Updated Slot Supply & Jurisdictional Outlook" and 8/26/09 Janney Montgomery research report "Equipment Industry Update; Roadmap Of Potential New Gaming Catalysts This Fall"

** Entry into new markets subject to licensing and regulatory approval*

Product Overview

MULTIMEDIA GAMES™

Product Development Strategy

- New game development addresses Class II and Class III markets
- Class III environment is highly competitive
  - MGAM continues to address underserved areas of the casino floor with continued investment in the development of creative/innovative products
  - Emphasize quality, not quantity
- Ongoing investment efforts to significantly expand Class II product portfolio

Development Strategy Addresses Key Areas of Slot Floor


MEGA
MELTDOWN

- **Progressive Games**
  - **Represents new segment for company**
  - **First game based on Mega Meltdown®**
  - **3-reel, 1-line mechanical game**
  - **Features 6-tier progressive**
- **5-Reel Mechanical**
  - **Presented in PlayerHD Cabinet with same 3 ½" reels as in current 3-Reel Mechanical games**
  - **Reels can be individually lighted**
- **Video Reel**
  - **Demonstrate the creativity and innovation of our game development studios**
  - **Intuitive games have high entertainment value and foster a strong emotional connection with players**



MULTIMEDIA GAMES™

Products Reflect Focused Development Strategy

- **TournEvent®**
  - **Easiest and most innovative slot tournament system**
  - **Networked banks switch to tournament mode instantly and transform floor into live action slot theatre**
  - **Version 1.0 installed in nine casinos**
  - **Version 2.0 now in field trials in 3 casinos**



5 5 5 5 5 5
TOURN EVENT
TOURN EVENT
TOURN EVENT
TOURN EVENT
TOURN EVENT

MULTIMEDIA GAMES

Core Market Overview

MULTIMEDIA GAMES™

Oklahoma

- **Oklahoma placements generated 61% of Q3 F2010 revenues**
- **Installed base of 7,041 as of 6/30**
- **Investments focused on WPU increases and prudent deployment of capital**
- **WinStar World Casino**
  - MGAM placements ~40% of total floor
  - Unit placements of 2,435 as of Q3 F2010
  - Represents ~25% of annualized revenue
  - Remodeling of older sections now complete
    - Renovations began in summer 2009





MULTIMEDIA GAMES™

New York

- **New York Lottery**
  - **Represented approximately 7% of Q3 F2010 revenues**
  - **Operates central determinant system for VLTs**
  - **Revenue share from 12,500 terminals at eight horse racing facilities throughout the state**
  - **Strong relationship and six year history**
  - **Agreement extended through December 2017**
  - **Aqueduct**
    - Genting received final approval to operate facility on September 13, 2010
    - Plans to have temporary facility open within 6 months
    - Plans to have permanent facility with 4,500 VLTs open within 18 months
    - Minimal MGAM capital investment needed to bring system to Aqueduct
- **Class II Gaming**
  - **Seneca Irving and Seneca Salamanca**

Mexico

- **Mexico placements generated 7% of total Q3 F2010 revenues**
- **Current installed base of 5,093 units at 6/30 primarily through contract with AISA (Televisa subsidiary)**
- **Market generating positive EBITDA and FCF**
- **Amended AISA agreement ties future investments to ROIC**
- **Seeking additional opportunities with other partners**



Playcity Ciudad Juarez
Playcity City Center Pitic
Playcity Paseo Los Mochis
Lomas Play Culiacan
Playcity Lindavista
Playcity Plaza Real Monterrey
Playcity Durango
Playcity Altaria Aguascalientes
Playcity Andares
Playcity Celaya
Playcity Altabrisa
Playcity Kukulcan
Playcity Lomas Verdes
Playcity Antara
Playcity Puebla La Porta
Playcity La Gran Plaza Acapulco
Google

MULTIMEDIA GAMES

NOTE: Guadalajara has 3 facilities, Monterrey has 3 facilities, Mexico City has 5 facilities and Puebla has 2 facilities

Financial Overview

MULTIMEDIA GAMES™

Balance Sheet Update

- **Cash of $34.6 million as of August 31, 2010, prior to debt reduction of $15.0 million in September 2010**
  - **Highest reported level since 2004**
- **Total outstanding debt of $59.8 million as of 6/30**
  - **Company reduced debt by $15 million in quarter ended September 30, 2010**
  - **Reflecting reduction, debt will be approximately $44.6 million as of September 30, 2010**
    - **Represents lowest level over the last 39 months**
- **Free cash flow and total cash generated in first nine months of fiscal 2010 of $25.3 million and $32.8 million, respectively**

MULTIMEDIA GAMES

- *Free cash flow is defined as cash flow from operating activities less the acquisition of property and equipment*
- *Gross cash flow is defined as cash flow from operating activities plus cash flows from investing activities*

Cash Generated vs. Quarterly Revenue

- **Company generated $9.3 million of gross cash flow and $6.6 million in free cash flow in Q3 F2010**
  - **TTM gross cash flow of $43.8 million as of Q3 F2010(1)**
  - **TTM free cash flow of $35.0 million as of Q3 F2010(2)**
- **Consistently producing cash as revenue quality improves**
  - **TTM cash generated as a % of revenues has averaged 37%**



$18.0
$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
$13.1
$15.1
41%
$10.1
$8.9
31%
$8.5
32%
$5.1
$15.9
$14.4
49%
$9.3
$6.6
32%
Q3 FY'09
Q4 FY'09
Q1 FY'10
Q2 FY'10
Q3 FY'10
Gross Cash Flow
Free Cash Flow
Gross Cash Flow as % of Net Revenue

MULTIMEDIA GAMES

(1) Gross cash flow is defined as cash flow from operating activities plus cash flows from investing activities

(2) Free cash flow is defined as cash flow from operating activities less the acquisition of property and equipment

Continued Debt Reduction



$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
($20.0)
($ in millions)
$97.5
$26.3
$83.4
$16.0
$75.0
$6.6
$69.8
$3.2
$59.6
($6.8)
$59.8
($12.0)
Q2 FY'09
Q3 FY'09
Q4 FY'09
Q1 FY'10
Q2 FY'10
Q3 FY'10
Debt
Net Debt

- **Company expects to end Q4 F2010 with outstanding debt of less than $45 million**

MULTIMEDIA GAMES™

Net debt represents total debt less cash on the balance sheet less outstanding notes receivable

Successful Two-year Execution on Strategic Initiatives

Diversifying revenue streams

- Expanding product portfolio
- 93 gaming licenses issued; 12 additional pending
- Expect unit sales of over 700 units in fiscal 2010

New Class II games driving increasing placements

Strengthening balance sheet and liquidity

- Continued debt reduction
- Five consecutive quarters of free cash flow generation
- Favorably amended credit agreement

Reduced 3rd party product reliance lowering capex

Furthering technology leadership

- Product stability & innovation
- Expanding game library

MULTIMEDIA GAMES™

MGAM: NASDAQ

Investor Presentation

October 2010